SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of earliest event reported):
                                  July 7, 2000
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                                EIEIHOME.COM INC.
             (Exact name of registrant as specified in its charter)




           Delaware                     1-15627                 042451506
 (State or other jurisdiction   (Commission file number)     (I.R.S. employer
              of                                           identification no.)
        incorporation)




      67 Wall Street, Suite 2411                                   10005
          New York, New York
   (Address of principal executive                               (Zip code)
               offices)

       Registrant's telephone number, including area code: (212) 344-0351



                   (Former Name if Changed Since Last Report)

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Item 2.     Acquisition or Disposition of Assets.

            In July, 2000, the Company sold all of the shares of eieiHome.com Inc., an Ontario corporation, (the "Canadian Subsidiary") to 1412531 Ontario Inc. (the "Purchaser") for an aggregate purchase price of US$1,065,350 plus the surrender of 2,250,0000 shares of the Company's common stock. The US$1,065,350 portion of the purchase price was satisfied by the surrender for cancellation of US$346,500 of 8% Senior Subordinated Convertible Debentures of the Company and by the issuance of a promissory note issued by the Purchaser in the principal amount of US $718,850 plus interest at a rate of 24% per annum calculated and payable monthly (the "Promissory Note"). Two principals of the Purchaser provided limited guarantees for the outstanding amount of the promissory note and pledged in the aggregate 500,000 shares of the Company's common stock and 200,000 common shares of Simmonds Capital Limited as security for the performance of their guarantee. The Canadian Subsidiary provided an unlimited guarantee for the outstanding amount and granted a security interest in all of its personal property as security for the performance of its guarantee.

            The Company entered into a Share Purchase Agreement with the Canadian Subsidiary and the Purchaser dated as of June 26, 2000, a copy of which is set forth as Exhibit 10.1 to this Current Report on Form 8-K, and which is incorporated herein by reference with respect to the matters described therein. A copy of the Promissory Note is set forth as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated herein by reference with respect to the matters described therein. A copy of the guarantee of the principals and the Canadian Subsidiary is set forth as Exhibit 10.3 to this Current Report on Form 8-K, and is incorporated herein by reference with respect to the matters described therein. A copy of the general security agreement issued by the Canadian Subsidiary is set forth as Exhibit 10.4 to this Current Report on Form 8-K, and is incorporated herein by reference with respect to the matters described therein. The Company issued a press release on July 10, 2000 concerning the sale of the Canadian Subsidiary, a copy of which is set forth as
Exhibit 99.1 to this Current Report on Form 8-K, and which is incorporated herein by reference with respect to the matters described therein.

            The Promissory Note provided that an initial payment of US$65,350 was due and payable on or before 3 p.m. on July 21, 2000 with the balance due on or before 3 p.m. on November 10, 2000. Of such balance, up to US$153,500 could be satisfied by the surrender for cancellation of 8% Senior Subordinated Convertible Debentures. On July 21, 2000, the Company was advised that the Purchaser would be unable to make its initial payment on that date but that the purchaser would provide such payment on July 25, 2000. The Company had no reason to believe that such payment would not be made on July 25, 2000. The Promissory Note provides that in the event that the Purchaser fails to pay any amount under the Promissory Note when due and such default is not cured within two business days that the Company may declare all indebtedness under the Promissory Note immediately due and payable.

            On July 21, 2000 the Company notified the Purchaser that unless the initial payment was made on or before 3 p.m. on July 25, 2000 that the Company would declare the entire $718,850 plus interest immediately due and payable. On July 25, 2000 the Company still had not received payment and has since that time been taking the necessary steps under the relevant laws of the province of Ontario to realize on its security. Under Canadian bankruptcy law, a secured party is required to provide a debtor with ten days notice before such secured party may realize on all or substantially all of such debtor's assets. On July 26, 2000, the Company served the Purchaser, the Canadian Subsidiary and the two principals with a demand for the $718,850 plus interest and the appropriate notices under Canadian bankruptcy law and expects to be able to take its next steps in the enforcement of its security on or after August 8, 2000.

            The Company issued a press release on July 27, 2000 concerning its enforcement of a security interest in connection with the default by the purchaser of the Canadian Subsidiary under the Promissory Note, a copy of which is set forth as Exhibit 99.4 to this Current Report on Form 8-K, and which is incorporated herein by reference with respect to the matters described therein.

            Subject to the completion of the sale of the Canadian Subsidiary and the repayment of the Promissory Note, the Company had proposed to acquire certain wireless assets from Simmonds Capital Limited on the terms contained in the Term Sheet with Simmonds Capital Limited, a copy of which is set forth as
Exhibit 10.5 to this Current Report on Form 8-K, and which is incorporated herein by reference with respect to the matters described therein. The Company issued a press release on July 12, 2000 to announce the proposed acquisition by

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the Company of wireless assets from Simmonds Capital Limited, a copy of which is set forth as Exhibit 99.3 to this Current Report on Form 8-K, and which is incorporated herein by reference with respect to the matters described therein.

            The Company will seek the required stockholder approval to consider and ratify the sale of the Canadian Subsidiary shortly.

Item 5.     Other Events.

            On July 10,2000, Angelo MacDonald, resigned as the Company's president and Chief Executive Officer and the Board of Directors appointed John Simmonds to serve in his place.

            The Company issued a press release on July 11, 2000 concerning the resignation and appointment, a copy of which is set forth as Exhibit 99.2 to this Current Report on Form 8-K, and which is incorporated herein by reference with respect to the matters described therein.

Item 7.     Financial Statements and Exhibits.

(c)            Exhibits

Exhibit 10.1   Share  Purchase  Agreement  by  and  among  the  Company,   the
               Canadian Subsidiary and 1412531 Ontario Inc., an Ontario corporation, dated as of June 26, 2000.

Exhibit 10.2 Promissory Note given by the Purchaser to the Company in the principal amount of $718,850.00.

Exhibit 10.3 Guarantee of Paul Dutton, Max Hahne and the Canadian Subsidiary dated as of June 26,2000.

Exhibit 10.4 General Security Agreement issued by the Canadian Subsidiary dated as of June 26, 2000.

Exhibit 10.5 Term Sheet dated July 10, 2000 concerning the acquisition by the Company of certain wireless assets from Simmonds Capital Limited.

Exhibit 99.1 Press Release issued by the Company on July 10, 2000 to announce the sale of its Canadian Subsidiary.

Exhibit 99.2 Press Release issued by the Company on July 11, 2000 to announce the appointment of a new Chief Executive Officer.

Exhibit 99.3 Press Release issued by the Company on July 12, 2000 to announce the proposed acquisition by the Company of wireless assets from Simmonds Capital Limited.

Exhibit 99.4 Press Release issued by the Company on July 27, 2000 to announce its enforcement of a security interest in connection with the default by the purchaser of the Canadian Subsidiary under the Promissory Note.


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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    EIEIHOME.COM INC.
                                      (Registrant)


Date:  August 3, 2000               By: /s/ John G. Simmonds
                                       -----------------------------------------
                                    Name:  John G. Simmonds
                                    Title: President and Chief Executive Officer


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                                      INDEX


Exhibit No.    Description
-----------    -----------

Exhibit 10.1 Share Purchase Agreement by and among the Company, the Canadian Subsidiary and 1412531 Ontario Inc., an Ontario corporation, dated as of June 26, 2000.

Exhibit 10.2 Promissory Note given by the Purchaser to the Company in the principal amount of $718,850.00.

Exhibit 10.3 Guarantee of Paul Dutton, Max Hahne and the Canadian Subsidiary dated as of June 26,2000.

Exhibit 10.4 General Security Agreement issued by the Canadian Subsidiary dated as of June 26, 2000.

Exhibit 10.5 Term Sheet dated July 10, 2000 concerning the acquisition by the Company of certain wireless assets from Simmonds Capital Limited.

Exhibit 99.1 Press Release issued by the Company on July 10, 2000 to announce the sale of its Canadian Subsidiary.

Exhibit 99.2 Press Release issued by the Company on July 11, 2000 to announce the appointment of a new Chief Executive Officer.

Exhibit 99.3 Press Release issued by the Company on July 12, 2000 to announce the proposed acquisition by the Company of wireless assets from Simmonds Capital Limited.

Exhibit 99.4 Press Release issued by the Company on July 27, 2000 to announce its enforcement of a security interest in connection with the default by the purchaser of the Canadian Subsidiary under the Promissory Note.


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